SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 6, 2003



                        POMEROY COMPUTER RESOURCES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                              0-20022                31-1227808
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(State or other jurisdiction          (Commission            (IRS Employer
  of incorporation)                   file number)           Identification No.)



                     1020 Petersburg Road, Hebron, KY 41048
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                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Item  5.  Other  Events
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January 6, 2003, Mr. Kenneth R. Waters resigned from the Board of Directors and Compensation Committee of Pomeroy Computer Resources, Inc. (the "Company") for medical and other personal reasons.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  COMPUTER  RESOURCES,  INC.
                              -----------------------------------



Date:  January 7, 2003            By:  /s/ Michael E. Rohrkemper
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer